UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2019
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Bryn Mawr Bank Corporation
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
801 Lancaster Avenue, Bryn Mawr, PA 19010
Registrant's telephone number, including area code: 610-525-1700

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $1 par value	BMTC	The NASDAQ Stock Market

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure.

On November 15, 2019, Bryn Mawr Bank Corporation (the "Corporation") made available the presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K to be used in connection with presentations to investors and others. The presentation materials attached hereto as Exhibit 99.1 are incorporated into this Item 7.01 by reference. The presentation materials replace and supersede presentation materials previously furnished as exhibits to the Company’s Current Reports on Form 8-K.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) 99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer

Date:     November 15, 2019

EXHIBIT INDEX

Exhibit 99.1	Slide Presentation